Exhibit 10.9

WINMARK CORPORATION
WIRTH BUSINESS CREDIT, INC.
WINMARK CAPITAL CORPORATION
GROW BIZ GAMES, INC.

5.50% SENIOR SECURED NOTE DUE MAY 14, 2025

No. R-1	May 14, 2015
$7,950,000	PPN: 97424* AA2

FOR VALUE RECEIVED, the undersigned, WINMARK CORPORATION, a corporation organized and existing under the laws of the State of Minnesota (herein called the “Company”), Wirth Business Credit, Inc., a corporation organized and existing under the laws of the State of Minnesota (herein called “Wirth”), Winmark Capital Corporation, a corporation organized and existing under the laws of the State of Minnesota (herein called “Winmark Capital”), and Grow Biz Games, Inc., a corporation organized and existing under the laws of the State of Minnesota (“Grow Biz”; the Company, Wirth, Winmark Capital and Grow Biz being collectively called the “Issuers”), hereby jointly and severally promise to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of SEVEN MILLION NINE HUNDRED FIFTY THOUSAND DOLLARS on May 14, 2025, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the rate of 5.50% per annum from the date hereof, payable quarterly on the 14th day of February, May, August and November in each year, commencing with the February 14, May 14, August 14 or November 14 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) (i) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount, any overdue payment of interest (to the extent permitted by applicable law), and (ii) during any period when an Event of Default shall be in existence, at the election of the Required Holder(s), on the entire principal amount hereof, at a rate per annum from time to time equal to the Default Rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).  The “Default Rate” shall mean a rate per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law, and (ii) the greater of (a) 7.50% or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to a Note Agreement, dated as of May 14, 2015 (herein called the “Agreement”), among the Issuers and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers shall not be affected by any notice to the contrary.

The Issuers jointly and severally agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement, but not otherwise.

This Note is secured by, and entitled to the benefits of, the Collateral Documents.  Reference is made to the Collateral Documents for a statement concerning the terms and conditions governing the collateral security for the obligations of the Issuers hereunder.

Each Issuer and any and all endorsers, guarantors and sureties severally waive demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

2

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

WINMARK CORPORATION

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: President

WIRTH BUSINESS CREDIT, INC.

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Treasurer

WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Treasurer

WINMARK CORPORATION
WIRTH BUSINESS CREDIT, INC.
WINMARK CAPITAL CORPORATION
GROW BIZ GAMES, INC.

5.50% SENIOR SECURED NOTE DUE MAY 14, 2025

No. R-2	May 14, 2015
$12,500,000	PPN: 97424* AA2

FOR VALUE RECEIVED, the undersigned, WINMARK CORPORATION, a corporation organized and existing under the laws of the State of Minnesota (herein called the “Company”), Wirth Business Credit, Inc., a corporation organized and existing under the laws of the State of Minnesota (herein called “Wirth”), Winmark Capital Corporation, a corporation organized and existing under the laws of the State of Minnesota (herein called “Winmark Capital”), and Grow Biz Games, Inc., a corporation organized and existing under the laws of the State of Minnesota (“Grow Biz”; the Company, Wirth, Winmark Capital and Grow Biz being collectively called the “Issuers”), hereby jointly and severally promise to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS on May 14, 2025, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the rate of 5.50% per annum from the date hereof, payable quarterly on the 14th day of February, May, August and November in each year, commencing with the February 14, May 14, August 14 or November 14 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) (i) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount, any overdue payment of interest (to the extent permitted by applicable law), and (ii) during any period when an Event of Default shall be in existence, at the election of the Required Holder(s), on the entire principal amount hereof, at a rate per annum from time to time equal to the Default Rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).  The “Default Rate” shall mean a rate per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law, and (ii) the greater of (a) 7.50% or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to a Note Agreement, dated as of May 14, 2015 (herein called the “Agreement”), among the Issuers and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers shall not be affected by any notice to the contrary.

The Issuers jointly and severally agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement, but not otherwise.

This Note is secured by, and entitled to the benefits of, the Collateral Documents.  Reference is made to the Collateral Documents for a statement concerning the terms and conditions governing the collateral security for the obligations of the Issuers hereunder.

Each Issuer and any and all endorsers, guarantors and sureties severally waive demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

2

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

WINMARK CORPORATION

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: President

WIRTH BUSINESS CREDIT, INC.

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Treasurer

WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Treasurer

WINMARK CORPORATION
WIRTH BUSINESS CREDIT, INC.
WINMARK CAPITAL CORPORATION
GROW BIZ GAMES, INC.

5.50% SENIOR SECURED NOTE DUE MAY 14, 2025

No. R-3	May 14, 2015
$3,500,000	PPN: 97424* AA2

FOR VALUE RECEIVED, the undersigned, WINMARK CORPORATION, a corporation organized and existing under the laws of the State of Minnesota (herein called the “Company”), Wirth Business Credit, Inc., a corporation organized and existing under the laws of the State of Minnesota (herein called “Wirth”), Winmark Capital Corporation, a corporation organized and existing under the laws of the State of Minnesota (herein called “Winmark Capital”), and Grow Biz Games, Inc., a corporation organized and existing under the laws of the State of Minnesota (“Grow Biz”; the Company, Wirth, Winmark Capital and Grow Biz being collectively called the “Issuers”), hereby jointly and severally promise to pay to PRUCO LIFE INSURANCE COMPANY, or registered assigns, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS on May 14, 2025, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the rate of 5.50% per annum from the date hereof, payable quarterly on the 14th day of February, May, August and November in each year, commencing with the February 14, May 14, August 14 or November 14 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) (i) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount, any overdue payment of interest (to the extent permitted by applicable law), and (ii) during any period when an Event of Default shall be in existence, at the election of the Required Holder(s), on the entire principal amount hereof, at a rate per annum from time to time equal to the Default Rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).  The “Default Rate” shall mean a rate per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law, and (ii) the greater of (a) 7.50% or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to a Note Agreement, dated as of May 14, 2015 (herein called the “Agreement”), among the Issuers and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers shall not be affected by any notice to the contrary.

The Issuers jointly and severally agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement, but not otherwise.

This Note is secured by, and entitled to the benefits of, the Collateral Documents.  Reference is made to the Collateral Documents for a statement concerning the terms and conditions governing the collateral security for the obligations of the Issuers hereunder.

Each Issuer and any and all endorsers, guarantors and sureties severally waive demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

2

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

WINMARK CORPORATION

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: President

WIRTH BUSINESS CREDIT, INC.

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Treasurer

WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Treasurer

WINMARK CORPORATION
WIRTH BUSINESS CREDIT, INC.
WINMARK CAPITAL CORPORATION
GROW BIZ GAMES, INC.

5.50% SENIOR SECURED NOTE DUE MAY 14, 2025

No. R-4	May 14, 2015
$1,050,000	PPN: 97424* AA2

FOR VALUE RECEIVED, the undersigned, WINMARK CORPORATION, a corporation organized and existing under the laws of the State of Minnesota (herein called the “Company”), Wirth Business Credit, Inc., a corporation organized and existing under the laws of the State of Minnesota (herein called “Wirth”), Winmark Capital Corporation, a corporation organized and existing under the laws of the State of Minnesota (herein called “Winmark Capital”), and Grow Biz Games, Inc., a corporation organized and existing under the laws of the State of Minnesota (“Grow Biz”; the Company, Wirth, Winmark Capital and Grow Biz being collectively called the “Issuers”), hereby jointly and severally promise to pay to PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST, or registered assigns, the principal sum of ONE MILLION FIFTY THOUSAND DOLLARS on May 14, 2025, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the rate of 5.50% per annum from the date hereof, payable quarterly on the 14th day of February, May, August and November in each year, commencing with the February 14, May 14, August 14 or November 14 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) (i) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount, any overdue payment of interest (to the extent permitted by applicable law), and (ii) during any period when an Event of Default shall be in existence, at the election of the Required Holder(s), on the entire principal amount hereof, at a rate per annum from time to time equal to the Default Rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).  The “Default Rate” shall mean a rate per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law, and (ii) the greater of (a) 7.50% or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to a Note Agreement, dated as of May 14, 2015 (herein called the “Agreement”), among the Issuers and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers shall not be affected by any notice to the contrary.

The Issuers jointly and severally agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement, but not otherwise.

This Note is secured by, and entitled to the benefits of, the Collateral Documents.  Reference is made to the Collateral Documents for a statement concerning the terms and conditions governing the collateral security for the obligations of the Issuers hereunder.

Each Issuer and any and all endorsers, guarantors and sureties severally waive demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

2

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

WINMARK CORPORATION

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: President

WIRTH BUSINESS CREDIT, INC.

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Treasurer

WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Treasurer